UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 29, 2013
Date of Report (Date of earliest event reported)

CCOM Group, Inc.
(Exact name of Registrant as Specified in Charter)

NEW YORK	1-6663	11-2037182
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 WAGARAW ROAD, HAWTHORNE, NEW JERSEY	07506
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: 973-427-8224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 29, 2013 CCOM Group, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2012. A copy of this press release is furnished as Exhibit 99.01 to this report.

On April 1, 2013 the Company issued a second press release which is essentially identical to the press release issued on March 29, 2013, except that, besides including consolidated statements of income for the year ended December 31, 2012, the second press release also includes unaudited consolidated statements of income for the fourth quarter ended December 31, 2012. A copy of this press release is furnished as Exhibit 99.02 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.01 and Exhibit 99.02, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

99.01	Press Release dated March 29, 2013

99.02	Press Release dated April 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CCOM GROUP, INC.
(Registrant)

Date: April 2, 2013	/s/ William Salek
William Salek
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.01	Press Release dated March 29, 2013

99.02	Press Release dated April 1, 2013